UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

 ________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 22, 2023

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CRONA CORP.
(Exact name of registrant as specified in its charter)

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Wyoming	333-216180	35-2574778
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

304 South Jones Blvd. #7356

Las Vegas, Nevada 89107

Tel:  (888) 998-1888

(Address and telephone number of principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	CCCP	OTC Markets

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers.

On June 22, 2023, a shareholder holding majority voting power of the shares of the Company, by written consent, voted to elect Demetrios Malamas to the Company’s board of Directors.

On June 22, 2023, the Company received the resignation of Chris Brown as the Company’s President, Chief Executive Officer, Treasurer, Chief Financial Officer, Secretary and Director and the resignation of Robert Brown as Director. The Company’s Board of Directors now has two members.

Also on June 22, 2023, the Company appointed Demetrios Malamas as its President, Chief Executive Officer, Treasurer, Chief Financial Officer and Secretary.

Demetrios Malamas has over 40 years of business experience managing a broad range of companies. He was the principal in Nuland Realty and founder of Pacific Aquaculture Ltd. before becoming immersed in Foreign Trade. He received his CFTP - Certified Foreign Trade Professional designation and began working with and in China for a variety of products and organizations over the years including Stadium Seating, Tempered and other Glass and Funeral Caskets. Mr. Malamas has been the CEO for ACE Funeral Products Ltd. since 1999 and has spent the last five years operating the business. On July 16, 2021, Mr. Malamas was appointed President and Director of Elektor Industries Inc. and currently holds the position.

Mr. Malamas will serve as Company director and officer until his duly elected successor is appointed or he resigns. There are no arrangements or understandings between Mr. Malamas any other person pursuant to which he was selected as an officer and director. There are no family relationships between Mr. Malamas and any of the Company’s officers or directors. Mr. Malamas has not held any other directorships in a company with a class of securities registered pursuant to section 12 of the Exchange Act or subject to the requirements of section 15(d) of such Act or any company registered as an investment company under the Investment Company Act of 1940 during the past 5 years.

Item 8.01. Other Events.

Effective June 22, 2023, the Company’s new address is 304 South Jones Blvd. #7356, Las Vegas, Nevada 89107. The Company’s new telephone number is (888) 998-1888.

The Company also intends to abandon its previously announced name change to Zeroblast Corp. and instead change its name to American Caskets Company. The Company will file the required paperwork shortly.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Crona Corp.

Date: June 27, 2023	By:	/s/ Demetrios Malamas
Demetrios Malamas
President & CEO

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